UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TRAWS PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! TRAWS PHARMA, INC. 12 PENNS TRAIL NEWTOWN, PA 18940 TRAWS PHARMA, INC. 2025 Annual Meeting Vote by November 20, 2025 11:59 PM ET You invested in TRAWS PHARMA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 21, 2025. Vote Virtually at the Meeting* November 21, 2025 9:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/TRAW2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V80481-P39521 Get informed before you vote View the Notice & Proxy Statement, Annual Report on Form 10-K and Amendment No. 1 to Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 7, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V80482-P39521 1. Election of Directors For Nominees: 01) Iain Dukes, D. Phil. 02) Werner Cautreels, Ph.D. 03) Trafford Clarke, Ph.D. 04) John Leaman 05) Nikolay Savchuk, Ph.D. 06) M. Teresa Shoemaker 07) Jack E. Stover 2. To consider and vote upon the amendment and restatement of our 2021 Incentive Compensation Plan, as amended and restated. For 3. To approve, on an advisory basis, the compensation of our named executive officers. For 4. To approve, on a non-binding advisory basis, the frequency of holding an advisory vote to approve the compensation of our named executive officers. 2 Years 5. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 6. To approve the adjournment of the Annual Meeting to another place, or later date or dates, if necessary or appropriate, to solicit additional proxies in the event that we have not received sufficient votes in favor of any of the foregoing proposals. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.